FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported) December 14, 2001

             (Exact name of registrant as specified in its charter)

                           Flexsteel Industries, Inc.

                    -----------------------------------------

(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation                File Number)           Identification No.)

          Minnesota                      0-5151                  42-0442319

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         Registrant's telephone number, including area code 563-556-7730


         Item 5.    Other Events

         On December 10, 2001, the Board of Directors appointed a new member to the Board. See Exhibit A attached hereto and incorporated herein for further information.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     Flexsteel Industries, Inc.

                                                     ---------------------------
                                                            (Registrant)



Date:  December 14, 2001                             By: /s/ R.J. Klosterman
                                                     ---------------------------
                                                          R.J. Klosterman
                                                     Financial Vice President &
                                                     Principal Financial Officer

                                    EXHIBIT A

                       To Form 8-K dated December 14, 2001


                        DEIGNAN NEW DIRECTOR AT FLEXSTEEL

DUBUQUE, IOWA...DECEMBER 14, 2001; The Board of Directors of Flexsteel Industries, Inc., in a meeting December 10, 2001, appointed Mr. Robert E. Deignan, Attorney at Law, to the Board of Directors.

         Mr. Deignan is a partner with Baker & McKenzie, an international legal firm where he specializes in advising both U.S. and non-U.S. lenders and buyers in U.S. real estate. During his 37 year tenure with Baker & McKenzie, he served on the firm's executive committee and policy committee. His responsibilities included overseeing day-to-day operations of 6,500 employees and attorneys in 53 offices around the world.

         "Robert Deignan is a seasoned executive whose knowledge and experience will add valuable depth to our Board", said K. Bruce Lauritsen, Flexsteel's President and Chief Executive Officer.

         "We are pleased to have someone with Deignan's qualifications on our Board," said L. Bruce Boylen, Flexsteel's Chairman. "His financial, managerial and legal experience, as well as his history with Baker & McKenzie, will be an asset to Flexsteel's future."